UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2026

Anywhere Real Estate Inc.†

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Park Avenue

Madison, NJ 07940

(Address of principal executive offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

† In connection with the completion of the transactions to which this Current Report on Form 8-K relates, the registrant’s common stock ceased trading on the New York Stock Exchange.

Introductory Note

On January 9, 2026, Anywhere Real Estate Inc. (“Anywhere” or the “Company”), Compass, Inc., a Delaware corporation (“Compass”) and Velocity Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Compass (“Merger Sub”), completed the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of September 22, 2025 (the “Merger Agreement”), by and among the Company, Compass and Merger Sub. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Compass.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

At the Effective Time, in accordance with the terms set forth in the Merger Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock that are owned (i) directly or indirectly, by the Company or by Compass or Merger Sub, or (ii) by any direct or indirect subsidiary of either the Company or Compass, other than Merger Sub) were converted into the right to receive 1.436 fully paid and nonassessable shares (the “Exchange Ratio”) of class A common stock, par value $0.00001 per share, of Compass (the “Compass Shares”) and, if applicable, cash in lieu of fractional shares (collectively, the “Merger Consideration”). The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code for U.S. federal income tax purposes.

In addition, pursuant to the Merger Agreement, in accordance with the terms set forth therein, at the Effective Time, each outstanding equity award with respect to Company Common Stock was treated as follows:

•	Company Restricted Stock Units (“Company RSU Awards”), Company Deferred Stock Units (“Company DSU Awards”) and Company Performance Stock Units (“Company PSU Awards”):

•

Each outstanding Company RSU Award, Company DSU Award and Company PSU Award (other than any Company RSU Award or Company DSU Award granted to a non-employee director of Anywhere) was canceled and converted into a time-based restricted stock unit award of Compass (each, a “Compass RSU Award”) covering a number of Compass Shares (rounded to the nearest whole share) equal to the product of (A) the number of shares of Anywhere common stock subject to such Company RSU Award, Company DSU Award or Company PSU Award, as applicable, immediately prior to the Effective Time multiplied by (B) the Exchange Ratio, with substantially the same terms and conditions (including vesting and accelerated vesting) as were applicable to the underlying Company RSU Award, Company DSU Award or Company PSU Award, as applicable, immediately prior to the Effective Time (except that Company PSU Awards will only be subject to service-based vesting and any performance goals will cease to apply). With respect to each Company PSU Award, performance goals were determined based on the average of any individual performance periods (to the extent applicable and set forth in the existing award agreement, provided that the average was no less than the target performance level), without regard to any relative total shareholder return modifier (to the extent applicable), and based on: (i) for performance periods that ended on or prior to the Effective Time, actual performance, as determined in good faith by the Compensation and Talent Committee of the Company Board (the “Company Compensation Committee”), (ii) for any performance period that had commenced but not ended on or prior to the Effective Time, actual performance through the most recent practicable date prior to the Effective Time, with performance for the remainder of the performance period extrapolated based on the forecasted performance as determined in good faith by the Company Compensation Committee in consultation with Compass, which was determined to be target performance, and (iii) for performance periods that had not commenced as of the Effective Time, the target performance level.

•

Each outstanding Company RSU Award and each outstanding Company DSU Award, in each case, granted to a non-employee director of Anywhere that was outstanding immediately prior to the Effective Time fully vested (to the extent unvested) and was converted into the right to receive the Merger Consideration.

•	Company Option Awards (“Company Option Awards”):

•

Each outstanding Company Option Award (other than a Company Option Award held by an individual who was not an employee of Anywhere as of immediately prior to the Effective Time) ceased to represent a right to acquire shares of Anywhere common stock and was assumed and converted automatically into an option to purchase the number of Compass Shares (each, an “Adjusted Option”) equal to the number of shares of Anywhere common stock subject to the Company Option Award immediately prior to the Effective Time multiplied by the Exchange Ratio (with fractional shares rounded down to the nearest whole share), at an exercise price per Compass Share equal to (A) the per share exercise price for shares of Anywhere common stock subject to the corresponding Company Option Award immediately prior to the Effective Time divided by (B) the Exchange Ratio (rounded up to the nearest whole cent). Each Adjusted Option will otherwise be subject to the same terms and conditions applicable to the corresponding Company Option Award, including vesting terms.

•

Each Company Option Award that was outstanding and unexercised immediately prior to the Effective Time and was held by any individual who was not an employee of the Company as of immediately prior to the Effective Time, without any action on the part of Compass, Anywhere or the holder thereof, was canceled, with the holder being entitled to receive the Merger Consideration in respect of each net share, determined by dividing (A) (1) the excess, if any, of the value of the Merger Consideration over the per share exercise price of the Company Option Award, multiplied by (2) the number of shares subject to the Company Option Award immediately prior to the Effective Time, by (B) the Compass closing price.

•

Company Performance-Vesting Cash Awards and Time-Vesting Cash Awards: Each outstanding performance-vesting cash award and time-vesting cash award of the Company was assumed by Compass and continues to be subject to the same terms and conditions (including vesting and accelerated vesting) applicable as of immediately prior to the Effective Time; provided, that any performance goals applicable to the performance-vesting cash awards were deemed achieved in the same manner as described above with respect to Company PSU Awards.

As a result of the completion of the Merger, the Company became a wholly owned subsidiary of Compass.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 22, 2025, which is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On January 9, 2026, the Company notified the New York Stock Exchange (“NYSE”) that the Merger had been completed and requested that the NYSE suspend trading of Company Common Stock on the NYSE prior to the opening of trading on January 9, 2026. The Company also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of Company Common Stock from the NYSE and the deregistration of such shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the shares of Company Common Stock will no longer be listed on the NYSE.

In addition, following the effectiveness of the Form 25, the Company intends to file a certification on Form 15 with the SEC requesting the termination of registration of all shares of Company Common Stock under Section 12(g) of the Exchange Act, and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all shares of Company Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically canceled and exchanged, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Compass.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, Fiona Dias, Matthew Espe, V. Ann Hailey, Bryson Koehler, Joe Lenz, Duncan Niederauer, Egbert Perry, Ryan Schneider, Enrique Silva, Chris Terrill, Felicia Williams and Michael Williams each resigned as members of the board of directors of the Company (the “Board”) and from any and all committees and sub-committees of the Board on which they served. At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of Anywhere.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Seventh Amended and Restated Certificate of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety as the Eighth Amended and Restated Certificate of Incorporation of the Company (the “Charter”).

A copy of the Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Additionally, pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s Seventh Amended and Restated Bylaws, as in effect immediately prior to the Effective Time, were amended and restated in its entirety as the Eighth Amended and Restated Bylaws of the Company (the “Bylaws”). A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Eighth Amended and Restated Certificate of Incorporation of Anywhere Real Estate Inc., dated as of January 9, 2026.

3.2	Eighth Amended and Restated Bylaws of Anywhere Real Estate Inc., dated as of January 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2026	ANYWHERE REAL ESTATE, INC.

	By:	/s/ Marilyn J. Wasser
		Name:	Marilyn J. Wasser
		Title:	Executive Vice President, General Counsel
and Corporate Secretary